Summary Prospectus and
Prospectus Supplement

October 22, 2018

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 22, 2018 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses and Prospectuses dated April 30, 2018

Global Discovery Portfolio
Global Insight Portfolio
(each, a "Fund")

On October 17, 2018, stockholders of each Fund approved an Agreement and Plan of Reorganization by and between each Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Global Advantage Portfolio ("MSIF Global Advantage"), pursuant to which substantially all of the assets and liabilities of each Fund would be transferred to MSIF Global Advantage and stockholders of each Fund would become stockholders of MSIF Global Advantage, receiving shares of common stock of MSIF Global Advantage equal to the value of their holdings in each Fund (the "Reorganizations"). Each stockholder of each Fund will receive the Class of shares of MSIF Global Advantage that corresponds to the Class of shares of each Fund currently held by that stockholder. It is anticipated that the Reorganizations will be consummated on or about November 19, 2018. The Funds expects to cease offering shares of all Classes of the Funds at the close of business on or about November 14, 2018.

Please retain this supplement for future reference.

  IFIGDGIREORGSUMPROSPT 10/18